EXHIBIT 10(p)

                            CHANGE IN TERMS AGREEMENT

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    Principal        Loan Date      Maturity       Loan No      Call / Coll     Account       Officer       Initials
  $6,000,000.00     04-11-2008     08-14-2008    2000206013        5300         309275         123
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References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing ***** has been omitted due to text length limitations.
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Borrower:          ELECSYS CORPORATION;                          Lender:             Bank Midwest, N.A
                   DCI, INC.; NTG, INC.; and RADIX CORPORATION                       Town Pavilion Facility
                   846 N. MARTWAY COURT                                              1111 Main Street
                   OLATHE, KS  66061                                                 Kansas City, MO  64105
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Principal Amount: $6,000,000.00    Initial Rate: 5.500%    Date of Agreement: April 11, 2008

DESCRIPTION OF EXISTING INDEBTEDNESS. A PROMISSORY NOTE IN THE AMOUNT OF
$5,000,000.00 DATED SEPTEMBER 25, 2007.

DESCRIPTION OF COLLATERAL. A COMMERCIAL SECURITY AGREEMENT IN THE NAME OF
ELECSYS CORPORATION, DATED DECEMBER 30, 2005.

A COMMERCIAL SECURITY AGREEMENT IN THE NAME OF NTG, INC., DATED DECEMBER 30,
2005.

A COMMERCIAL SECURITY AGREEMENT IN THE NAME OF DCI, INC., DATED DECEMBER 30,
2005.

A COMMERCIAL SECURITY AGREEMENT IN THE NAME OF ER ACQUISITION CORP. N/K/A RADIX
CORPORATION, DATED SEPTEMBER 25, 2007.

THIS LOAN IS CROSS COLLATERALIZED WITH LOAN NO. 2000208826.

DESCRIPTION OF CHANGE IN TERMS. INCREASE LINE OF CREDIT TO $6,000,000.00 AND
MODIFY RATE (SEE "VARIABLE INTEREST RATE" BELOW).

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on August 14, 2008. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 30, 2008, with all subsequent interest payments to be due on the same day of each month after that.

VARIABLE INTEREST RATE. The interest rate on this loan is subject to change from time to time based on changes in an independent index which is the Wall Street
Journal Prime Rate. That is the base rate on corporate loans posted by at least
75% of the nations 30 largest banks on the rate adjustment date (the "Index").
The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.250% per annum. The interest rate to be applied to the unpaid principal balance during this loan will be at a rate equal to the Index, adjusted if necessary for any minimum and maximum rate limitations described below, resulting in an initial rate of 5.500%
per annum. NOTICE: Under no circumstances will the interest rate on this loan be less than 5.500% per annum or more than the maximum rate allowed by applicable law.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.
Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this
Agreement. If any person who signed the original obligation does not sign this
Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, EACH BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.
EACH BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

ELECSYS CORPORATION

By:
     -----------------------------------------------------
       KARL B. GEMPERLI, President and CEO
       of ELECSYS CORPORATION

DCI, INC.

By:
     -----------------------------------------------------
       KARL B. GEMPERLI, President of DCI, INC.

NTG, INC.

By:
     -----------------------------------------------------
       KARL B. GEMPERLI, Director/Treasurer of NTG, INC.

RADIX CORPORATION

By:
     -----------------------------------------------------
       KARL B. GEMPERLI, Director of RADIX CORPORATION